EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Foodarama Supermarkets, Inc. (the "Company") on Form 10-K for the year ended October 29, 2005 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Richard J. Saker, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. ss. 78m(a) or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 26, 2006                        /s/ RICHARD J. SAKER
                                              --------------------
                                              (Signature)
                                              Richard J. Saker
                                              Chief Executive Officer


                                      E-81